                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D)  OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT:  OCTOBER 25, 1996

                            FIRST FINANCIAL BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                        COMMISSION FILE NUMBER : 0-12499



            CALIFORNIA                                    94-28222858
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)



701 SOUTH HAM LANE, LODI, CALIFORNI                          95242
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)




                                 (209)-367-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       NA
                (FORMER NAME OR IF CHANGED SINCE LAST REPORT.)

ITEM 5.      OTHER EVENTS

 CASH DIVIDEND

 The Board of Directors of First Financial Bancorp has declared a cash dividend of $.05 per share on First Financial Bancorp stock. The dividend is payable on November 29, 1996 to shareholders of record on November 15, 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             First Financial Bancorp
                                             -----------------------


Date October 25, 1996                        /s/ David M. Philipp
     ----------------                        --------------------
                                             David M. Philipp
                                             Executive Vice-President & CFO
                                             Corporate Secretary